Exhibit 10.85
AGREEMENT REGARDING PROSECUTION OF LITIGATION
          This Agreement Regarding Prosecution of Litigation is entered into on February 28, 2009 by and among Merrill Lynch Commodities, Inc. (“MLCI”) and Merrill Lynch & Co., Inc. (“ML&C” and, collectively with MLCI, “Plaintiffs”) and Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, and Reliant Energy Solutions East, LLC (collectively, “Defendants”), regarding the prosecution and defense of the lawsuit styled Merrill Lynch Commodities, Inc. and Merrill Lynch & Co., Inc., plaintiffs, against Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, and Reliant Energy Solutions East, LLC, defendants, pending in the Supreme Court of the State of New York, County of New York under Index Number 603820/2008 (the “Litigation”).
W I T N E S S E T H
          WHEREAS, NRG Energy, Inc. and Reliant Energy, Inc. are engaged in discussions concerning the possible acquisition (the “Transaction”) by NRG Energy, Inc. or an affiliate of certain portions of the retail energy business of Reliant Energy, Inc. (“Reliant Retail”), to be embodied in an LLC Membership Interest Purchase Agreement between Reliant Energy, Inc., as seller, and NRG Retail LLC, as purchaser, to be executed contemporaneously with this Agreement (the “Purchase Agreement”);
          WHEREAS, Plaintiffs provide credit support to Reliant Energy, Inc. for the operation of the Reliant Retail business pursuant to, among other agreements, the Credit Sleeve and Reimbursement Agreement between Plaintiffs and Defendants, dated as of September 24, 2006 (as amended and restated from time-to-time thereafter) (the “CSRA”), which credit support has been and continues to be beneficial to the Reliant Retail business;
          WHEREAS, Plaintiffs contend that Defendants have committed a breach of the CSRA resulting in the occurrence of an Event of Default, as defined therein, which breach is denied by Defendants;
          WHEREAS, Plaintiffs initiated the Litigation against Defendants in the Supreme Court of the State of New York, County of New York (the “Court”), on December 24, 2008 seeking, among other things, a declaratory judgment declaring that Defendants have committed a breach of the CSRA resulting in the occurrence of an Event of Default thereunder;
          WHEREAS, in connection with NRG Energy, Inc.’s discussions with Reliant Energy, Inc. regarding the Transaction, Reliant Energy, Inc., MLCI and ML&C have engaged in discussions concerning the manner of operation of the CSRA during the period between the signing and closing of the Purchase Agreement, to be memorialized in an agreement among Reliant Energy, Inc. and/or it affiliates, MLCI and ML&C (the “Interim Agreement”);
          WHEREAS, in connection with NRG Energy, Inc.’s discussions with Reliant Energy, Inc. regarding the Transaction, NRG Energy, Inc., MLCI and ML&C have engaged in discussions to determine the terms (“Acceptable Terms”) under which MLCI and ML&C would continue to supply credit support to the Reliant Retail business for an agreed period following the acquisition of the Reliant Retail business by NRG Energy, Inc. or an affiliate (the “New CSRA Arrangement”), to be exhibited to a letter

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agreement between NRG Energy, Inc. and MLCI (the “NRG/ML Letter Agreement”);
          WHEREAS, NRG Energy, Inc. and Reliant Energy, Inc. believe that sufficient progress has been made toward finalization of the Purchase Agreement, Reliant Energy, Inc., MLCI and ML&C believe that sufficient progress has been made toward finalization of the Interim Agreement, and NRG Energy, Inc., MLCI and ML&C believe that sufficient progress has been made in the negotiation of Acceptable Terms, that it is in their mutual interests to ensure that the conduct of the Litigation does not imperil the negotiation and consummation of the Transaction;
          NOW THEREFORE, Plaintiffs and Defendants agree as follows:
          1. If, and only if, Reliant Energy, Inc. and NRG Retail LLC execute the Purchase Agreement on or before March 1, 2009 (the actual date of such execution hereinafter referred to as the “Execution Date”), then immediately upon being advised of (i) the Execution Date and (ii) the execution of the Interim Agreement, Plaintiffs and Defendants shall enter into and jointly file with the Court a stipulation in the Litigation, in the form attached hereto as Exhibit A (the “Joint Stipulation to Stay Litigation”), providing that the Litigation be placed on the Court’s Suspense Docket and further providing that the Litigation be removed from the Suspense Docket and reactivated upon notification by either Plaintiffs or Defendants that one or more enumerated contingencies permitting reactivation of the Litigation has occurred.
          2. If, notwithstanding the execution of the Joint Stipulation to Stay Litigation, the Court declines to place the Litigation on the Suspense Docket or otherwise stay the progress of the Litigation, then, pending the occurrence of the contingency set forth in Paragraph 3 of this Agreement, Plaintiffs shall be entitled to and may continue to

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prosecute the Litigation actively in all respects, and Defendants shall be entitled to and may continue to defend the Litigation actively in all respects, except that, pending the occurrence of any of the contingencies set forth in clauses (i) through (v) of Paragraph 5 of this Agreement, neither Plaintiffs nor Defendants will seek to enforce any ruling on the merits in their favor or any award of judgment in their favor with respect to the Litigation.
          3. If, on or before June 1, 2009, or, if the contingency set forth in Paragraph 4 is satisfied, July 1, 2009 (the “Closing Deadline”), the New CSRA Arrangement is reduced to an executed writing and NRG Energy, Inc. or an affiliate completes the acquisition of Reliant Retail pursuant to the terms of the Purchase Agreement as they existed on the date of execution of this Agreement, except as those terms may have been amended with the prior written consent of Plaintiffs, which consent shall not have been unreasonably withheld or delayed (collectively, “Deal Completion”), then, upon being informed of Deal Completion, Plaintiffs and Defendants shall immediately jointly file with the Court a stipulation and release in the form annexed hereto as Exhibit B effecting the dismissal with prejudice of the Litigation, without costs or liability in any party against any other and providing mutual releases with respect to the subject matter of the Litigation.
          4. The Closing Deadline may be extended until not later than July 1, 2009 if Deal Completion does not occur on or before June 1, 2009, and, on or before June 1, 2009, NRG Energy, Inc. certifies to Plaintiffs in writing that the reason the Purchase Agreement has not closed is that despite using commercially reasonable efforts, NRG Energy, Inc. and Reliant Energy, Inc. have been unable to obtain all required

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regulatory approvals for the sale of the Reliant Retail business to NRG Energy, Inc. or an affiliate.
          5. If the Joint Stipulation for Stay of Litigation has been executed and the Court has placed the Litigation on its Suspense Docket or otherwise stayed the progress of the Litigation, either Plaintiffs or Defendants can request that the Litigation be removed from the Suspense Docket and returned to the Court’s Active Docket or otherwise be returned to active status by affirming to the Court that one or more of the following has occurred:
               (i) either party thereto terminates or purports to terminate the Purchase Agreement;
               (ii) the Purchase Agreement is modified or amended without the prior written consent of MLCI, which consent shall not be unreasonably withheld or delayed;
               (iii) the NRG/ML Letter Agreement is terminated;
               (iv) the Purchase Agreement is not closed by the Closing Deadline;
               (v) the New CSRA Arrangement is not reduced to an executed writing at or prior to the closing of the Purchase Agreement.
          6. Upon the occurrence of any of the contingencies set forth in Paragraph 5 of this Agreement, Plaintiffs and Defendants shall cease to operate under any constraints with respect to the prosecution and defense of the Litigation.
          7. For the avoidance of doubt, this Agreement shall have no effect at all upon the conduct of the Litigation or the rights of Plaintiffs and Defendants with

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respect thereto unless and until both (i) the Purchase Agreement is executed by Reliant Energy, Inc. and NRG Energy, Inc. or an affiliate on or before March 1, 2009, and (ii) the Interim Agreement is executed.
          8. This Agreement is governed by the laws of the State of New York, without giving effect to the conflict of laws principles thereof. Any dispute relating to this Agreement shall be submitted for disposition solely to the Court, which shall have exclusive jurisdiction of any and all disputes arising out of or relating to this Agreement. Each party agrees that venue in the Court for purposes of such a dispute is proper and convenient, and each party waives any objection to venue and any right, on any basis whatsoever, to seek to change or otherwise challenge venue. The party seeking disposition of a dispute shall request or otherwise undertake that the matter be referred to the Justice before whom the Litigation is then, or if the same has been dismissed, most recently was, pending.
          9. EACH PARTY HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

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Merrill Lynch Commodities, Inc.		Merrill Lynch & Co., Inc.

By:	/s/ Dennis Albrecht Name: Dennis Albrecht	By:	/s/ Marlene Debel Name: Marlene Debel
	Title: Managing Director, COO		Title

Reliant Energy Power Supply, LLC		RERH Holdings, LLC

By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington	By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington
	Title: Vice President and Treasurer		Title: Assistant Treasurer

Reliant Energy Retail Holdings, LLC		Reliant Energy Retail Services, LLC

By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington	By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington
	Title: Assistant Treasurer		Title: Vice President and Treasurer

RE Retail Receivables, LLC		Reliant Energy Solutions East, LLC

By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington	By:	/s/ Lloyd A. Whittington Name: Lloyd A. Whittington
	Title: Assistant Treasurer		Title: Vice President and Treasurer

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(Exhibit A to Stay Agreement)
SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

MERRILL LYNCH COMMODITIES, INC. and
MERRILL LYNCH & CO., INC.,

Plaintiffs,

-against-
Index No.: 603820/2008
RELIANT ENERGY POWER SUPPLY, LLC, RERH
HOLDINGS, LLC, RELIANT ENERGY RETAIL
HOLDINGS, LLC, RELIANT ENERGY RETAIL
SERVICES, LLC, RE RETAIL RECEIVABLES, LLC
AND RELIANT ENERGY SOLUTIONS EAST, LLC,

Defendants.
JOINT STIPULATION TO STAY LITIGATION
          WHEREAS, Reliant Energy, Inc. and NRG Retail LLC have executed an agreement (the “Purchase Agreement”) for the sale of certain portions of the retail energy business (“Reliant Retail”) conducted by Defendants, Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, and Reliant Energy Solutions East, LLC, to an NRG Retail LLC, an affiliate of NRG Energy, Inc., which agreement is acceptable to Plaintiffs, Merrill Lynch Commodities, Inc. (“MLCI”) and Merrill Lynch & Co., Inc. (“ML&C”);
          WHEREAS, Plaintiffs and Defendants are parties to the Credit Sleeve and Reimbursement Agreement between Plaintiffs and Defendants, dated as of September 24, 2006 (as amended and restated from time-to-time thereafter) (the “CSRA”), which credit support has been and continues to be beneficial to the Reliant Retail business;
          WHEREAS, Reliant Energy, Inc. and its affiliates and Plaintiffs have entered into an agreement concerning the manner of operation of the CSRA during the period between the signing and closing of the Purchase Agreement;
          WHEREAS, NRG Energy, Inc. and MLCI have entered into a letter agreement to which are exhibited the terms under which MLCI and ML&C would continue to supply credit support to the Reliant Retail business for an agreed period following the acquisition of the Reliant Retail business by NRG Energy, Inc. (the “NRG/ML Letter Agreement”);
          NOW, THEREFORE, IT IS HEREBY STIPULATED and agreed, by and among Plaintiffs and Defendants, acting through their undersigned attorneys, subject to the approval of the Court, as follows:
          1. All proceedings in this action are hereby stayed and the action shall be assigned to the Court’s Suspense Docket, pending further events described below.
          2. The aforementioned stay shall dissolve and the action shall be removed from the Court’s Suspense Docket and returned to the Court’s Active Docket upon any party to the action affirming to the Court, with notice to all other parties, that any of the following contingencies has occurred:
               (i) either party thereto terminates or purports to terminate the Purchase Agreement;
               (ii) the Purchase Agreement is modified or amended without the prior written consent of MLCI, which consent was not unreasonably withheld or delayed;
               (iii) the NRG/ML Letter Agreement is terminated;

               (iv) the Purchase Agreement is not closed (i) by June 1, 2009, or (ii) by July 1, 2009 in the event the Purchase Agreement does not close on or before June 1, 2009 and, on or before June 1, 2009, NRG Energy, Inc. certifies to Plaintiffs in writing that the reason the Purchase Agreement has not closed is that despite using commercially reasonable efforts, NRG Energy, Inc. and Reliant Energy, Inc. have been unable to obtain all required regulatory approvals for the sale of the Reliant Retail business to NRG Energy, Inc. or an affiliate;
               (v) Plaintiffs and NRG Energy, Inc. or affiliate(s) of NRG Energy, Inc. do not, at or prior to the closing of the Purchase Agreement, execute an amended, restated, or otherwise revised and modified version of the CSRA setting forth the terms under which Plaintiffs will continue to supply credit support to the Reliant Retail business for an agreed period following the closing of the Purchase Agreement.

Dated: New York, New York
             February 28, 2009

SUSMAN GODFREY L.L.P.	MILBANK, TWEED, HADLEY &
MCCLOY LLP

By:
Arun S. Subramanian	By:
Tibor L. Nagy, Jr.	Michael L. Hirschfeld
Stephen D. Susman	Thomas A. Arena
654 Madison Avenue, 5th Floor	1 Chase Manhattan Plaza
New York, New York 10065	New York, New York 10005-1448
(212) 336-8342	(212) 530-5000

and	Attorney for Plaintiffs

Eric J. Mayer
1000 Louisiana, Suite 5100
Houston, TX 77002-5096
(713) 651-9366

Attorneys for Defendants
So Ordered:

Hon. Melvin L. Schweitzer, J.S.C.

(Exhibit B to Stay Agreement)
SUPREME COURT OF THE STATE OF NEW YORK
COUNTY OF NEW YORK

MERRILL LYNCH COMMODITIES, INC. and
MERRILL LYNCH & CO., INC.,

Plaintiffs,

-against-
Index No.: 603820/2008
RELIANT ENERGY POWER SUPPLY, LLC, RERH
HOLDINGS, LLC, RELIANT ENERGY RETAIL
HOLDINGS, LLC, RELIANT ENERGY RETAIL
SERVICES, LLC, RE RETAIL RECEIVABLES, LLC
AND RELIANT ENERGY SOLUTIONS EAST, LLC,

Defendants.
STIPULATION OF DISMISSAL AND RELEASE
          IT IS HEREBY STIPULATED and agreed, by and among Plaintiffs, Merrill Lynch Commodities, Inc. and Merrill Lynch & Co., Inc. and Defendants, Reliant Energy Power Supply, LLC, RERH Holdings, LLC, Reliant Energy Retail Holdings, LLC, Reliant Energy Retail Services, LLC, RE Retail Receivables, LLC, and Reliant Energy Solutions East, LLC, acting through their undersigned attorneys, as follows:
          1. This action is dismissed with prejudice and without costs or liability in any party as against any other party.
          2. Plaintiffs and their present and former stockholders, partners, subsidiaries, affiliates, successors and assigns (the “Merrill Releasors”) hereby fully release and forever discharge the Defendants, their predecessors, successors, parents, members, affiliates, divisions, subsidiaries, and any and all present or former officers, directors, employees, stockholders, agents, affiliates, attorneys, representatives, and assigns (the “Reliant Releasees”) from any and all claims, demands, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, obligations, losses, liabilities, costs, expenses, attorneys fees and demands whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, disclosed or undisclosed, asserted or unasserted, matured or unmatured, material or immaterial, whether individual, class, derivative or representative, whether in law, admiralty or equity, or of any other type or in any other capacity, that the Merrill Releasors ever had, now have or hereinafter can, shall, or may have against the Reliant Releasees for, upon or by reason of the facts alleged in the Complaint in this action which Plaintiffs contend, and which Defendants deny, constitute a breach of, or Event of Default under, the Credit Sleeve and Reimbursement Agreement executed on or about September 24, 2006 (as amended and restated from time to time thereafter but not including any amendment and restatement in connection with the Purchase Agreement between Defendants and their affiliates and NRG Retail LLC) by and among the Plaintiffs and the Defendants (the “CSRA”).
          3 The Defendants and their present and former stockholders, members, partners, subsidiaries, affiliates, successors and assigns (the “Reliant Releasors”) hereby fully release and forever discharge the Plaintiffs, their predecessors, successors, parents, affiliates, divisions, subsidiaries, and any and all present or former officers, directors, employees, stockholders, agents, affiliates, attorneys, representatives, and assigns (the “Merrill Releasees”) from any and all claims, demands, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, rights, obligations, losses, liabilities, costs, expenses, attorneys fees and demands whatsoever, whether known or unknown, suspected or unsuspected, fixed or contingent, disclosed or undisclosed, asserted or unasserted, matured or unmatured, material or immaterial, whether individual, class, derivative or representative, whether in law, admiralty or equity, or of any other type or in any other capacity, that the Reliant Releasors ever had, now have or hereafter can, shall, or may have against the Merrill Releasees for, upon or by reason of the facts alleged in the Complaint in this action which Plaintiffs contend, and which Defendants deny, constitute a breach of the CSRA.
Dated: New York, New York
             [            ], 2009

SUSMAN GODFREY L.L.P.	MILBANK, TWEED, HADLEY &
MCCLOY LLP

By:
Arun S. Subramanian	By:
Tibor L. Nagy, Jr.	Michael L. Hirschfeld
Stephen D. Susman	Thomas A. Arena
654 Madison Avenue, 5th Floor	1 Chase Manhattan Plaza
New York, New York 10065	New York, New York 10005-1448
(212) 336-8342	(212) 530-5000

and	Attorney for Plaintiffs

Eric J. Mayer
1000 Louisiana, Suite 5100
Houston, TX 77002-5096
(713) 651-9366

Attorneys for Defendants
So Ordered:

Hon. Melvin L. Schweitzer, J.S.C.